UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2010

AMERICAS ENERGY COMPANY - AECO

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50978	98-0343712

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

243 N. Peters Rd., Knoxville, Tennessee 37923 (Address of Principal Executive Offices)

865-238-0668 Registrants Telephone Number

. (Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director - David L. Nelson

The Company received a notice of resignation on August 25, 2010 from David L. Nelson, that effective immediately he had resigned his position on the Board of Directors of Americas Energy Company (AECo).

Mr. Nelson’s resignation was not related to any matter relating to the Registrant’s operations, policies or practices.

Mr. Nelson indicated that demands on his time related to other business commitments were why he could not continue as a Board member.

The Company has not identified a replacement for Mr. Nelson and appreciates the time he served on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Americas Energy Company-AECo

Date: August 30, 2010	By:	\s\ Christopher L. Headrick, President

		Name:	Christopher L. Headrick
		Title:	President and CEO
Principal Executive Officer and Principal Financial Officer